SUMMARY PROSPECTUS | November 28, 2024

Virtus Duff & Phelps Clean Energy ETF

(Ticker: VCLN)

a series of

VIRTUS ETF TRUST II

The Virtus Duff & Phelps Clean Energy ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”).
Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices.
The market price for the Fund’s shares may be different from its net asset value per share.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, shareholder reports and financial statements, statement of additional information (SAI), and other information about the Fund online at www.virtusetfs.com.

You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling the Fund at (888) 383-0553, or by sending an e-mail to: virtus.investment.partners@virtus.com.

The Fund’s prospectus and SAI, both dated November 28, 2024 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

Virtus Duff & Phelps Clean Energy ETF (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fee[1]	0.66%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.66%
Fee Waiver[2]	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver	0.59%

(1)The management fee is structured as a “unified fee,” out of which the Fund’s investment adviser, Virtus ETF Advisers LLC (the “Adviser”), pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

(2)The Adviser has contractually agreed to waive a portion of the Fund’s management fee equal to 0.07% of the Fund’s average daily net assets through at least November 28, 2025, which will have the effect of reducing the Fund’s expenses (the “Fee Waiver Agreement”). While the Adviser or the Fund may discontinue the Fee Waiver Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels and that the Fee Waiver Agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$60	$204	$361	$816

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended July 31, 2024, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of clean energy companies. Duff & Phelps Investment Management Co., the Fund’s sub-adviser (the “Sub-Adviser”), defines clean energy companies as those that derive at least 50% of their value from one or more of the following clean energy businesses: (a) the production of clean energy (e.g., biofuel, biomass, hydroelectricity, solar energy, wind energy, and battery storage, among others); (b) the provision of clean energy technology and equipment; or (c) the transmission and distribution of clean energy.

In determining whether a company derives at least 50% of its value from clean energy businesses, the Sub-Adviser evaluates the percentage of the company’s reported or estimated revenue, profits, assets and capital expenditures that are allocated to, or derived from, the clean energy business.

In seeking eligible investments, the Sub-Adviser starts by screening U.S. and non-U.S. markets, including emerging markets (i.e., those that are in the early stages of their economic development), for companies in the utilities, industrials, technology and energy sectors that are involved in clean energy. Companies are only considered for inclusion in the Fund’s portfolio if they are listed on an exchange and have a minimum float adjusted market capitalization of greater than U.S. $500 million. The Sub-Adviser then narrows the universe by focusing solely on companies involved in one or more of the three clean energy business segments discussed above (i.e., production of clean energy, provision of clean energy technology and equipment, and/or transmission and distribution of clean energy). Next, the Sub-Adviser sets eligibility requirements to avoid companies that may be in the right sectors or appear attractive but are not truly clean energy companies, as defined by the Sub-Adviser. In addition, no individual security comprises more than 10% of the total portfolio’s market value at the time of investment.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in companies in the clean energy industry. In addition, from time to time the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more countries or geographic regions. As of July 31, 2024, the Fund focused its investments in the U.S. and Europe.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Equity Securities Risk. The value of the equity securities held by the Fund may be negatively affected by the financial market, industries in which the Fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

Clean Energy Industry Risk. The risks of investing in the clean energy industry include the risks of focusing investments in the utilities, industrials, technology and energy sectors, and adverse developments in these sectors may significantly affect the value of the Shares. The clean energy industry is an emerging growth industry, and therefore securities of such companies may be more volatile and, historically, have been more volatile than securities of companies operating in other, more established, industries. In addition, certain methods used to value clean energy companies, particularly those that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of the prices of clean energy company securities.

Concentration Risk. A fund concentrated in an industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries.

Limited Number of Holdings Risk. Because the Fund holds a more limited number of securities, each investment has a greater effect on the Fund’s overall performance and any change in the value of these securities could significantly affect the value of your investment in the Fund.

Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Small and Medium Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Foreign Securities Risk. Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk. Additionally, to the extent that the underlying assets of the Fund trade on an exchange that is closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying asset and stale asset pricing (i.e., the last quote from the foreign exchange market), resulting in premiums or discounts to NAV that are greater than those experienced by other ETFs.

Emerging Markets Investments Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

Country/Geographic Region Risk. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, it is more likely to be impacted by events or conditions affecting that country or region.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Management Risk. The Sub-Adviser’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and it cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

Small Fund Risk. The Fund may experience low trading volume and wide bid/ask spreads, and may be delisted if it does not meet certain conditions of the Exchange, which could negatively impact the value of the Fund.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year and since inception compared with a broad-based index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

•During the period shown in the bar chart, the highest return for a calendar quarter was 7.20% (quarter ended 12/31/2023).

•During the period shown in the bar chart, the lowest return for a calendar quarter was (18.66)% (quarter ended 9/30/2023).

The Fund’s year-to-date return was 9.03% as of September 30, 2024.

Average Annual Total Returns – (For the Periods Ended December 31, 2023)	1 Year	Since Inception[1]
Before taxes	(17.38)%	(12.36)%
After taxes on distributions[2]	(17.59)%	(12.51)%
After taxes on distributions and sale of shares[2]	(10.12)%	(9.19)%
S&P Global Broad Market Index (reflects no deduction for fees, expenses or taxes)	21.32%	0.82%
S&P Global Clean Energy Index (reflects no deduction for fees, expenses or taxes)	(20.36)%	(13.87)%

1The Fund commenced operations on August 3, 2021.

2After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus ETF Advisers LLC (the “Adviser”) is the Fund’s investment adviser. Virtus ETF Trust II (the “Trust”) and the Adviser have engaged Duff & Phelps Investment Management Co. (the “Sub-Adviser”), an affiliate of the Adviser, as the Fund’s sub-adviser to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”).

Portfolio Managers

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position since the inception of the Fund’s operations in August 2021: Benjamin Bielawski, CFA; and Eric Fogarty, CFA.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or their affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.